Exhibit 10.3

THIRD AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This Third Amendment to Second Lien Credit Agreement (this “Amendment”) is entered into as of October 16, 2009 (the “Amendment Effective Date”), by and among KRATOS DEFENSE AND SECURITY SOLUTIONS, INC., a Delaware corporation (“Borrower”), the guarantors referred to in the Credit Agreement (as defined below), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and the Lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain Second Lien Credit Agreement, dated as of December 31, 2007 (as amended from time to time, the “Credit Agreement”; capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement), among Borrower, KeyBank National Association, as administrative agent and issuing lender thereunder, and the lenders party thereto;

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to effect certain changes thereto;

WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed to make such requested amendments to the Credit Agreement;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Amendments to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by:

adding the following clause (m) to the definition of “Consolidated EBITDA”, immediately after existing clause (l) thereof:

“(m)        the amount of any insurance proceeds received from and after the Third Amendment Effective Date during any period by Borrower or any of its Subsidiaries to reimburse Borrower or such Subsidiary for costs that reduced Consolidated Net Income and were recorded in such period or a prior period but in any case subsequent to January 1, 2008, to the extent such amount has not otherwise been included in the calculation of Consolidated Net Income or been added to Consolidated Net Income pursuant to any other clause of this definition;”;

adding the following clause (w) to the definition of “Consolidated EBITDA”, immediately before existing clause (x) thereof:

“(w)        the amount of any insurance proceeds increasing Consolidated Net Income received from and after the Third Amendment Effective Date during any period by Borrower or any of its Subsidiaries to reimburse costs recorded in periods prior to January 1, 2008;”;

inserting the following defined terms in alphabetical order therein:

““Third Amendment” means that certain Third Amendment to Second Lien Credit Agreement, dated as of October 16, 2009, by and among Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means the “Amendment Effective Date” as defined in the Third Amendment.”

Amendment to Schedule 7.12(c) of the Credit Agreement.  Schedule 7.12(c) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and inserting the following in lieu thereof:

SCHEDULE 7.12(c)

MINIMUM LIQUIDITY RATIO

Fiscal Quarter Ending	Liquidity Ratio
December 31, 2007	1.17:1.00
March 31, 2008	1.25.1.00
June 30, 2008	1.25:1.00
September 30, 2008	1.26:1.00
December 31, 2008	1.39:1.00

Fiscal Quarter Ending	Liquidity Ratio
March 31, 2009	1.24:1.00
June 30, 2009	1.22:1.00
September 30, 2009	1.20:1.00
December 31, 2009	1.18:1.00
March 31, 2010	1.07:1.00
June 30, 2010	1.05:1.00
September 30, 2010	1.05:1.00
December 31, 2010	1.04:1.00
March 31, 2011	1.03:1.00
June 30, 2011	1.03:1.00
September 30, 2011	1.04:1.00
December 31, 2011	0.92:1.00
March 31, 2012	0.97:1.00
June 30, 2012	1.02:1.00
September 30, 2012	1.09:1.00
December 31, 2012	1.25:1.00

Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

The Lenders shall have received all of the following, in form and substance satisfactory to the Lenders:

Amendment.  This Amendment, duly executed and delivered by each Credit Party, the Administrative Agent and the Lenders;

Settlement Agreement and Releases.  A copy of the Settlement Agreement and General Release of Claims, in the form attached hereto as Exhibit A, and evidence that such Settlement Agreement and General Release of Claims has been duly executed and delivered by Borrower, KeyBank National Association, Field Point III, Ltd. and SPF CDO I, Ltd.;

First Lien Amendment.  A copy of the Third Amendment to First Lien Credit Agreement, in the form attached hereto as Exhibit B (the “Third Amendment to First Lien Credit Agreement”), and evidence that such Third Amendment to First Lien Credit Agreement has been duly executed and delivered by each Credit Party, the First Lien Administrative Agent and the lenders party to the First Lien Credit Agreement;

Costs and Expenses.  The costs, expenses and other amounts payable on the Amendment Effective Date referred to in Section 8 hereof; and

Additional Information.  Such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby, including, without limitation, evidence of corporate authorization and an opinion of Borrower’s outside counsel as to typical corporate matters such as authorization, lack of conflicts and enforceability.

PIPE Transaction.  Borrower shall have consummated a PIPE transaction (the “PIPE Transaction”) that shall have yielded Net Cash Equity Proceeds (as defined in the Third Amendment to First Lien Credit Agreement) of at least $17,000,000.  The Net Cash Equity Proceeds from such PIPE Transaction shall have been applied as set forth in Section 11(b) of the Third Amendment to First Lien Credit Agreement on the terms set forth therein.

Representations and Warranties.  On the Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

Completion of Proceedings.  All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

No Default.  On the Amendment Effective Date after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Representations and Warranties; Reaffirmation of Grant.  Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date and after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legally valid, binding obligations of the Credit Parties, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, and (d) each of the Security Documents to which such Credit Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.  Each Credit Party that is a party to the Pledge and Security Agreement or any of the other Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Pledge and Security Agreement), as collateral security for the prompt and complete payment and performance when due of the Obligations.

Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Costs and Expenses of the Lenders.  Company shall pay on the Third Amendment Effective Date the fees set forth in Section 15 of the Third Amendment to First Lien Credit Agreement.

Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights, claims or remedies the Borrower or any Lender may have under, or compliance by the Borrower or any Lender with any term or provision of, the Credit Agreement or any other Loan Document or applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATOS DEFENSE AND SECURITY SOLUTIONS, INC.

By:
Name:
Title:

GUARANTORS

MADISON RESEARCH CORPORATION, an Alabama corporation

By:
Name:
Title:

KRATOS COMMERCIAL SOLUTIONS, INC. (f/k/a SecurePlanet, Inc.), a Delaware corporation

By:
Name:
Title:

WFI NMC CORP., a Delaware corporation

By:
Name:
Title:

KRATOS TEXAS, INC. (f/k/a WFI Texas, Inc.), a Texas corporation

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

KRATOS SOUTHEAST, INC. (f/k/a WFI Georgia Inc.), a Georgia corporation

By:
Name:
Title:

KRATOS MID-ATLANTIC, INC. (f/k/a WFI Delaware Inc.), a Delaware corporation

By:
Name:
Title:

KRATOS GOVERNMENT SOLUTIONS, INC. (f/k/a WFI Government Services, Inc.), a Delaware corporation

By:
Name:
Title:

DEFENSE SYSTEMS, INCORPORATED, a Virginia corporation

By:
Name:
Title:

JMA ASSOCIATES, INC., a Delaware corporation

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

HAVERSTICK CONSULTING, INC., an Indiana corporation

By:
Name:
Title:

HGS HOLDINGS, INC., an Indiana corporation

By:
Name:
Title:

HAVERSTICK GOVERNMENT SOLUTIONS, INC., an Ohio corporation

By:
Name:
Title:

DTI ASSOCIATES, INC., a Virginia corporation

By:
Name:
Title:

ROCKET SUPPORT SERVICES, LLC, an Indiana limited liability company

By: HGS Holdings, Inc., its sole member and sole manager

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

KRATOS SOUTHWEST L.P. (f/k/a WFI Southwest L.P.), a Texas limited partnership

By: Kratos Texas, Inc., a Texas corporation, its General Partner

By:
Name:
Title:

SYS, a California corporation

By:
Name:
Title:

POLEXIS, INC., a California corporation

By:
Name:
Title:

SHADOW I, INC., a California corporation

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

SHADOW II, INC., a California corporation

By:
Name:
Title:

SHADOW III, INC., a California corporation

By:
Name:
Title:

REALITY BASED IT SERVICES, LTD., a Maryland corporation

By:
Name:
Title:

AI METRIX, INC., a Delaware corporation

By:
Name:
Title:

DIGITAL FUSION, INC., a Delaware corporation

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

DIGITAL FUSION SOLUTIONS, INC., a Florida corporation

By:
Name:
Title:

SUMMIT RESEARCH CORPORATION, an Alabama corporation

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

LENDERS:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Third Amendment to Second Lien Credit Agreement Signature Page

Exhibit A

Settlement Agreement and General Release of Claims

Exhibit B

Third Amendment to First Lien Credit Agreement